        PROSPECTUS SUPPLEMENT                  This Prospectus Supplement, filed
        FOR THE PERIOD ENDING                  pursuant to Rule 424(b)(3),
        MARCH 31, 2002 TO                      relates to Registration Statement
        PROSPECTUS DATED                       33-71504-01 and the Prospectus
        NOVEMBER 16, 1993                      dated November 16, 1993



                         SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street, N.W.
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): April 15, 2002


                            DISCOVER CARD MASTER TRUST I
               (Exact name of registrant as specified in its charter)



        Delaware                 0-23108             Not Applicable

        (State of                (Commission         (IRS Employer
        organization)            File Number)        Identification No.)


     c/o Discover Bank
     12 Read's Way
     New Castle, Delaware                                    19720
     (Address of principal executive offices)           (Zip Code)



     Registrant's telephone number, including area code: (302) 323-7434


                                        N/A

                   (Former address, if changed since last report)


                                   Page 1 of 221
                           Index to Exhibits is on page 9

Item 5. Other Events
(A) Series 1993-3:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

(B) Series 1994-2:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1994-2, which is attached as Exhibit 20(b) hereto.
April 15, 2002 is also the date on which holders of Class A
Certificates received final payment of principal and interest.
Accordingly, no further Monthly Certificateholders' Statements will be forwarded to Class A Certificateholders.

(C) Series 1995-1:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1995-1, which is attached as Exhibit 20(c) hereto.

(D) Series 1995-3:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1995-3, which is attached as Exhibit 20(d) hereto.

(E) Series 1996-2:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1996-2, which is attached as Exhibit 20(e) hereto.

(F) Series 1996-3:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1996-3, which is attached as Exhibit 20(f) hereto.

(G) Series 1996-4:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1996-4, which is attached as Exhibit 20(g) hereto.

(H) Series 1997-1:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1997-1, which is attached as Exhibit 20(h) hereto.

(I) Series 1997-2:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1997-2, which is attached as Exhibit 20(i) hereto.

(J) Series 1997-3:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1997-3, which is attached as Exhibit 20(j) hereto.

(K) Series 1998-3:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1998-3, which is attached as Exhibit 20(k) hereto.

(L) Series 1998-6:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1998-6, which is attached as Exhibit 20(l) hereto.

(M) Series 1998-7:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1998-7, which is attached as Exhibit 20(m) hereto.

(N) Series 1999-2:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1999-2, which is attached as Exhibit 20(n) hereto.
April 15, 2002 is also the date on which holders of Class A
Certificates received final payment of principal and interest.
Accordingly, no further Monthly Certificateholders' Statements will be forwarded to Class A Certificateholders.

(O) Series 1999-3:
On April 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for March 2002 with respect to Series 1999-3, which is attached as Exhibit 20(o) hereto.
April 15, 2002 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on March 15, 2002). Accordingly, Series 1999-3 terminated after the final payment on April 15, 2002 and no further Monthly Certificateholders' Statements will be forwarded to Certificateholders of this Series.

(P) Series 1999-4:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1999-4, which is attached as Exhibit 20(p) hereto.

(Q) Series 1999-5:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1999-5, which is attached as Exhibit 20(q) hereto.

(R) Series 1999-6:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 1999-6, which is attached as Exhibit 20(r) hereto.

(S) Series 2000-1:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2000-1, which is attached as Exhibit 20(s) hereto.

(T) Series 2000-2:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2000-2, which is attached as Exhibit 20(t) hereto.

(U) Series 2000-3:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2000-3, which is attached as Exhibit 20(u) hereto.

(V) Series 2000-4:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2000-4, which is attached as Exhibit 20(v) hereto.

(W) Series 2000-5:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2000-5, which is attached as Exhibit 20(w) hereto.

(X) Series 2000-6:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2000-6, which is attached as Exhibit 20(x) hereto.

(Y) Series 2000-7:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2000-7, which is attached as Exhibit 20(y) hereto.

(Z) Series 2000-8:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2000-8, which is attached as Exhibit 20(z) hereto.

(AA)Series 2000-9:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2000-9, which is attached as Exhibit 20(aa) hereto.

(AB)Series 2000-A:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2000-A, which is attached as Exhibit 20(ab) hereto.

(AC)Series 2001-1:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2001-1, which is attached as Exhibit 20(ac) hereto.

(AD)Series 2001-2:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2001-2, which is attached as Exhibit 20(ad) hereto.

(AE)Series 2001-3:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2001-3, which is attached as Exhibit 20(ae) hereto.

(AF)Series 2001-4:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2001-4, which is attached as Exhibit 20(af) hereto.

(AG)Series 2001-5:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2001-5, which is attached as Exhibit 20(ag) hereto.

(AH)Series 2001-6:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2001-6, which is attached as Exhibit 20(ah) hereto.

(AI)Series 2002-1:
On April 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for March 2002 with respect to Series 2002-1, which is attached as Exhibit 20(ai) hereto.


Item 7. Financial Statements and Exhibits
(c) Exhibits


Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1994-2.

20(c) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1995-1.

20(d) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1995-3.

20(e) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1996-2.

20(f) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1996-3.

20(g) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1996-4.

20(h) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1997-1.

20(i) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1997-2.

20(j) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1997-3.

20(k) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1998-3.

20(l) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1998-6.

20(m) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1998-7.

20(n) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1999-2.

20(o) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1999-3.

20(p) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1999-4.

20(q) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1999-5.

20(r) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1999-6.

20(s) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-1.

20(t) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-2.

20(u) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-3.

20(v) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-4.

20(w) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-5.

20(x) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-6.

20(y) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-7.

20(z) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-8.

20(aa) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-9.

20(ab) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-A.

20(ac) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-1.

20(ad) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-2.

20(ae) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-3.

20(af) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-4.

20(ag) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-5.

20(ah) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-6.

20(ai) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2002-1.



                                  SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                 (Registrant)


                    By: DISCOVER BANK (formerly Greenwood Trust Company) as originator of the Trust


                    By:   /s/ Michael F. Rickert

                          ___________________________________
                          Michael F. Rickert
                          Vice President, Chief Accounting Officer, and Treasurer

     Date: April 15, 2002

                           EXHIBIT INDEX

Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1994-2.

20(c) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1995-1.

20(d) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1995-3.

20(e) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1996-2.

20(f) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1996-3.

20(g) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1996-4.

20(h) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1997-1.

20(i) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1997-2.

20(j) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1997-3.

20(k) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1998-3.

20(l) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1998-6.

20(m) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1998-7.

20(n) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1999-2.

20(o) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1999-3.

20(p) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1999-4.

20(q) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1999-5.

20(r) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 1999-6.

20(s) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-1.

20(t) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-2.

20(u) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-3.

20(v) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-4.

20(w) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-5.

20(x) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-6.

20(y) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-7.

20(z) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-8.

20(aa) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-9.

20(ab) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2000-A.

20(ac) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-1.

20(ad) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-2.

20(ae) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-3.

20(af) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-4.

20(ag) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-5.

20(ah) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2001-6.

20(ai) Monthly Certificateholders' Statement, related to the month ending March 31, 2002, for Series 2002-1.